Microsoft Word 10.0.6754;"EX-99.770 - Transactions effected pursuant to Rule 10f-3"
         ----------------------------------------------------------

Name of Fund:  Goldman Sachs Balanced Fund (FI)

Name of Underwriter Purchased From:  JPM

Name of Underwriting syndicate members: Goldman, Sachs & Co.,Citigroup,Bank of America Securities LLC, BNP Paribas, Deutsche Bank Securities, Scotia Capital, Calyon, JP Morgan

Name of Issuer:  SBC Communications

Title of Security:  SBC 4.125

Date of First Offering:.  10/27/04

Dollar Amount Purchased:  $249,945.00

Number of Shares Purchased:  250,000

Price Per Unit:  99.9780

Resolution approved:        Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Balanced Fund (Growth Portion)

Name of Underwriter Purchased From:  Merrill Lynch

Name of Underwriting syndicate members:  Goldman, Sachs & Co.,
 Citigroup, JPMorgan, Lehman Brothers,
Merrill Lynch & co., UBS Investment Bank, Jefferies & Company, Inc.

Name of Issuer:  Las Vegas Sands Corp.

Title of Security:  Las Vegas Sands Corp.

Date of First Offering:  12/14/04

Dollar Amount Purchased:  $68,150.00

Number of Shares Purchased:  2,350

Price Per Unit:  $29.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Capital Growth Fund

Name of Underwriter Purchased From:  Jefferies & Company Inc.

Name of Underwriting syndicate members:  Goldman, Sachs & Co.,
 Citigroup, JPMorgan, Lehman Brothers,
Merrill Lynch & co., UBS Investment Bank, Jefferies & Company, Inc.

Name of Issuer:  Las Vegas Sands Corp.

Title of Security:  Las Vegas Sands Corp.

Date of First Offering:  12/14/04

Dollar Amount Purchased:  $2,186,600

Number of Shares Purchased:  75,400

Price Per Unit:  $29.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter Purchased From:  Merrill Lynch Pierce

Name of Underwriting syndicate members:

Name of Underwriting syndicate members:  Goldman, Sachs & Co.,
 Citigroup, JPMorgan, Lehman Brothers,
Merrill Lynch & co., UBS Investment Bank, Jefferies & Company, Inc.

Name of Issuer:  Las Vegas Sands Corp.

Title of Security:  Las Vegas Sands Corp.

Date of First Offering:  12/14/04

Dollar Amount Purchased:  $1,580,500

Number of Shares Purchased:  54,500

Price Per Unit:  $29.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.


 "EX-99.770 - Transactions effected pursuant to Rule 10f-3"

Name of Fund:  Goldman Sachs Balanced Fund (FI)

Name of Underwriting syndicate members:  Goldman, Sachs & Co., JP
 Morgan, Lehman Brothers, Merrill Lynch & co., Morgan Stanley

Name of Issuer:  Telecom Italia Capital

Title of Security:  TITIM 4.95

Date of First Offering:  9/28/04

Dollar Amount Purchased:  $323,862.50

Number of Shares Purchased:  325,000

Price Per Unit:  99.6510

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Balanced Fund (FI)

Name of Underwriter Purchased From:  MS

Name of Underwriting syndicate members:  Morgan Stanley,
 DBS Bank Ltd., Deutsche Bank, Goldman Sachs
(Singapore) Pte., JP Morgan, UBS Investment Bank

Name of Issuer:  DBS Bank Ltd/Singapore

Title of Security:  DEB BK SINGAPORE DDSSP

Date of First Offering:  9/23/04

Dollar Amount Purchased:  $324,025

Number of Shares Purchased:  325,000

Price Per Unit:  99.70

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

 Name of Fund:  Goldman Sachs Capital Growth Fund

Name of Underwriter Purchased From:  Morgan Stanley

Name of Underwriting syndicate members:  Morgan Stanley,
Credit Suisse First Boston, Goldman, Sachs & Co.,
Lehman Brothers, JPMorgan, WR Hambrecht & Co.,  Citigroup,
 Allen & Company, LLC., UBS Invstment Bank,
Thomas Weisel Partner, LLC.

Name of Issuer:  Google Inc.

Title of Security:  Google, Inc CL A

Date of First Offering:  8/18/04

Dollar Amount Purchased:  $14,068,180

Number of Shares Purchased:  165,508

Price Per Unit:  $85.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Balanced Fund - Growth Portion

Name of Underwriter Purchased From:  Morgan Stanley Co.

Name of Underwriting syndicate members:  Morgan Stanley,
 Credit Suisse First Boston, Goldman, Sachs & Co.,
Lehman Brothers, JPMorgan, WR Hambrecht & Co.,
Citigroup, Allen & Company, LLC., UBS Invstment Bank,
Thomas Weisel Partner, LLC.

Name of Issuer:  Google Inc.

Title of Security:  Google, Inc CL A

Date of First Offering:  8/18/04

Dollar Amount Purchased:  $391,000

Number of Shares Purchased:  4,600

Price Per Unit:  $85.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Internet Tollkeeper Fund

             Name of Underwriter Purchased From: Morgan Stanley Co.

Name of Underwriting syndicate members:  Morgan Stanley,
 Credit Suisse First Boston, Goldman, Sachs & Co.,
Lehman Brothers, JPMorgan, WR Hambrecht & Co.,
Citigroup, Allen & Company, LLC., UBS Invstment Bank,
Thomas Weisel Partner, LLC.

Name of Issuer:  Google Inc.

Title of Security:  Google, Inc CL A

Date of First Offering:  8/18/04

Dollar Amount Purchased:  $5,686,500

Number of Shares Purchased:  66,900

Price Per Unit:  $85.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Real Estate Securities Fund

Name of Underwriter Purchased From:  Lehman Brothers

Name of Underwriting syndicate members:  Lehman Brothers,
 Wachovia Securities, Goldman, Sachs & Co., UBS
Investment Bank, Keybanc Capital Markets, Raymond James

Name of Issuer:  Kite Realty Group Trust

Title of Security:  Kite Realty Group Trust

Date of First Offering:  8/10/04

Dollar Amount Purchased:  $2,105,675

Number of Shares Purchased:  161,975

Price Per Unit:  $13.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Growth Opportunities Fund

             Name of Underwriter Purchased From: Morgan Stanley Co.

Name of Underwriting syndicate members:  Morgan Stanley,
 Goldman, Sachs & Co., Banc of America Securities,
JP Morgan, Wachovia Securities

Name of Issuer:  Amylin Pharmaceuticals Inc.

Title of Security:  Amylin Pharmaceuticals Inc.

Date of First Offering:  1/20/05

Dollar Amount Purchased:  $4,369,750

Number of Shares Purchased:  198.625

Price Per Unit:  $22.00

Resolution approved:         Approved at the February 10, 2005 Board Meeting.

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

         Name of Fund:  Goldman Sachs Growth Opportunities Fund

Name of Underwriter Purchased From:  Adams, Harkness & Hill, Inc.

Name of Underwriting syndicate members: Morgan Stanley,
 Goldman, Sachs & Co., JPMorgan, Adams Harkness,
William Blair & Company

Name of Issuer:  Dolby Laboratories, Inc.

Title of Security:  Dolby Laboratories, Inc.

Date of First Offering:  2/16/05

Dollar Amount Purchased:  $4,235,400

Number of Shares Purchased:  235,300

Price Per Unit:  $18.00

Resolution approved:         To be approved at the May 12, 2005 Board Meeting.
  The proposed resolution is as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

         Name of Fund:  Goldman Sachs Small Cap Value Fund

Name of Underwriter Purchased From:  Merrill Lynch Pierce

Name of Underwriting syndicate members:  Goldman, Sachs & Co.,
 William Blair & Company, Raymond James,
Merrill Lynch & Co., Sandler O'Neill & Partners

Name of Issuer:  OptionsXpress Holdings Inc.

Title of Security:  OptionsXpress Holdings

Date of First Offering:  1/26/05

Dollar Amount Purchased:  $1,488,498

Number of Shares Purchased:  90,212

Price Per Unit:  $16.50

Resolution approved:         Approved at the February 10, 2005 Board Meeting.
                             The proposed resolution is as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.

Name of Fund:  Goldman Sachs Tollkeeper Fund

Name of Underwriter Purchased From:  Morgan Stanley Co.

Name of Underwriting syndicate members:  Morgan Stanley,
 Goldman, Sachs & Co., JPMorgan, Adams Harkness,
William Blair & Company

Name of Issuer:  Dolby Laboratories, Inc.

Title of Security:  Dolby Laboratories, Inc.

Date of First Offering:  2/16/05

Dollar Amount Purchased:  $1,993,140

Number of Shares Purchased:  110,730

Price Per Unit:  $18.000

Resolution approved:         To be approved at the May 12, 2005 Board Meeting.
                             The proposed resolution is as follows:

         RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004 for the Fixed Income, Equity, Money Market and Specialty Funds, on behalf of the Goldman Sachs Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and


         FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the calendar quarter ended December 31, 2004, for the Funds, on behalf of the Goldman Sachs Variable Insurance Trust of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.